U.S. GLOBAL INVESTORS FUNDS


                         Supplement dated July 27, 2001,
                    to the prospectus dated November 1, 2000,
                            and amended June 6, 2001

                                FEES AND EXPENSES

Page 19 - Delete the second paragraph and substitute the following:

These expenses are paid indirectly by shareholders. "Other Expenses" include fund expenses such as custodian, accounting, and transfer agent fees. Effective July 1, 2001, the Adviser has contractually limited total fund operating expenses not to exceed 1.50% for the All American Fund, 0.70% for the Tax Free Fund and Near-Term Tax Free Fund, and 0.45% for the Government Securities Savings Fund through June 30, 2002, and until such later date as the Adviser determines.